SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
MERRILL BASIC VALUE EQUITY PORTFOLIO
EXHIBIT 16

Total Return (As of December 31, 1997)
    at Maximum Offering Price

        N
P (1 + T) = ERV

Where:   P = A hypothetical initial payment of $1,000
         T = Total Return
         N = number of years
       ERV = ending redeemable value at end of the period


    Since Inception
       05/01/97
       --------

  P = $ 1,000
  T =  16.990%
  N =    0.67 years
ERV = $ 1,111

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
MERRILL LYNCH WORLD STRATEGY PORTFOLIO
EXHIBIT 16

Total Return (As of December 31, 1997)
    at Maximum Offering Price

        N
P (1 + T) = ERV

Where:   P = A hypothetical initial payment of $1,000
         T = Total Return
         N = number of years
       ERV = ending redeemable value at end of the period


    Since Inception
       05/01/97
       --------

  P = $1,000
  T =   4.70%
  N =   0.67 years
ERV = $1,031

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
MFS EMERGING GROWTH COMPANIES PORTFOLIO
EXHIBIT 16

Total Return (As of December 31, 1997)
    at Maximum Offering Price

        N
P (1 + T) = ERV

Where:   P = A hypothetical initial payment of $1,000
         T = Total Return
         N = number of years
       ERV = ending redeemable value at end of the period


    Since Inception
       05/01/97
       --------

  P = $ 1,000
  T =   22.42%
  N =    0.67 years
ERV = $ 1,145

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
MFS RESEARCH PORTFOLIO
EXHIBIT 16

Total Return (As of December 31, 1997)
    at Maximum Offering Price

        N
P (1 + T) = ERV

Where:   P = A hypothetical initial payment of $1,000
         T = Total Return
         N = number of years
       ERV = ending redeemable value at end of the period


    Since Inception
       05/01/97
       --------

  P = $ 1,000
  T =   16.07%
  N =    0.67 years
ERV = $ 1,105

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
EQ/PUTNAM BALANCED PORTFOLIO
EXHIBIT 16

Total Returen (As of December 31, 1997)
    at Maximum Offering Price

        N
P (1 + T) = ERV

Where:   P = A hypothetical initial payment of $ 1,000
         T = Total Return
         N = number of years
       ERV = ending redeemable value at end of the period


    Since Inception
       05/01/97
       --------

  P = $1,000
  T =  14.38%
  N =   0.67 years
ERV = $1,094

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO
EXHIBIT 16

Total Return (As of December 31, 1997)
    at Maximum Offering Price

        N
P (1 + T) = ERV

Where:   P = A hypothetical initial payment of $1,000
         T = Total Return
         N = number of years
       ERV = ending redeemable value at end of the period


    Since Inception
       05/01/97
       --------

  P = $1,000
  T =  16.23%
  N =   0.67 years
ERV = $1,106

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO
EXHIBIT 16

Total Return (As of December 31, 1997)
    at Maximum Offering Price

        N
P (1 + T) = ERV

Where:   P = A hypothetical initial payment of $1,000
         T = Total Return
         N = number of years
       ERV = ending redeemable value at end of the period


    Since Inception
       05/01/97
       --------

  P = $1,000
  T =   9.58%
  N =   0.67 years
ERV = $1,063

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
EQ/PUTNAM INVESTORS GROWTH PORTFOLIO
EXHIBIT 16

Total Return (As of December 31, 1997)
    at Maximum Offering Price

        N
P (1 + T) = ERV

Where:   P = A hypothetical initial payment of $1,000
         T = Total Return
         N = number of years
       ERV = ending redeemable value at end of the period


    Since Inception
       05/01/97
       --------

  P = $1,000
  T =  24.70%
  N =   0.67 years
ERV = $1,160

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
T. ROWE PRICE EQUITY INCOME PORTFOLIO
EXHIBIT 16

Total Return (As of December 31,1997)
    at Maximum Offering Price

        N
P (1 + T) = ERV

Where:   P = A hypothetical initial payment of $1,000
         T = Total Return
         N = number of years
       ERV = ending redeemable value at end of the period


    Since Inception
       05/01/97
       --------

  P = $ 1,000
  T =   22.11%
  N =    0.67 years
ERV = $ 1,143

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
EXHIBIT 16

Total Return (As of December 31, 1997)
    at Maximum Offering Price

        N
P (1 + T) = ERV

Where:   P = A hypothetical initial payment of $1,000
         T = Total Return
         N = number of years
       ERV = ending redeemable value at end of the period


    Since Inception
       05/01/97
       --------

  P = $1,000
  T =  (1.49)%
  N =   0.67 years
ERV =   $990

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO
EXHIBIT 16

Total Return (As of December 31, 1997)
    at Maximum Offering Price

        N
P (1 + T) = ERV

Where:   P = A hypothetical initial payment of $1,000
         T = Total Return
         N = number of years
       ERV = ending redeemable value at end of the period


    Since Inception
       05/01/97
       --------

  P = $1,000
  T =  19.15%
  N =   0.67 years
ERV = $1,125

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
EXHIBIT 16

Total Return (As of December 31, 1997)
    at Maximum Offering Price

        N
P (1 + T) = ERV

Where:   P = A hypothetical initial payment of $1,000
         T = Total Return
         N = number of years
       ERV = ending redeemable value at end of the period


    Since Inception
       08/20/97
       --------

  P = $ 1,000
  T =  (20.16)%
  N =    0.37 years
ERV =    $921